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Merrill Lynch Investment Managers

www.mlim.ml.com


Annual Report
May 31, 2002


Mercury
U.S. Large
Cap Fund


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks long-term capital growth through investments primarily in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master U.S. Large Cap Portfolio of Mercury Master Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Portfolio.



Mercury U.S. Large Cap Fund
of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


SECTOR REPRESENTATION

As a Percentage of Net Assets as of May 31, 2002


                                Percent of
Industries                      Net Assets

Information Technology             15.0%
Utilities                           1.4
Financials                         15.7
Telecommunication Services          3.3
Industrials                        18.2
Materials                           1.7
Health Care                        11.7
Energy                              5.2
Consumer Staples                   12.1
Consumer Discretionary             15.9


INVESTMENTS AS OF MAY 31, 2002

Ten Largest                     Percent of
Equity Holdings                 Net Assets

Microsoft Corporation               4.4%
Philip Morris Companies Inc.        3.1
General Electric Company            2.9
Exxon Mobil Corporation             2.5
Bank of America Corporation         2.5
PepsiCo, Inc.                       2.5
Citigroup Inc.                      2.4
Pfizer Inc.                         2.4
Wal-Mart Stores, Inc.               2.3
First Data Corporation              2.2


                                Percent of
Five Largest Industries         Net Assets

Banks                               8.8%
Pharmaceuticals                     7.0
Media                               6.0
Software                            5.7
Commercial Services & Supplies      4.1



May 31, 2002, Mercury U.S. Large Cap Fund


DEAR SHAREHOLDER


We are pleased to provide you with this annual report for Mercury U.S. Large Cap Fund for the 12 months ended May 31, 2002. The Fund's main investment objective is long-term capital growth through investments primarily in a diversified portfolio of equity securities of large-capitalization companies located in the United States. The Fund may also invest up to 10% of its assets in equity securities of companies located in Canada. Our aim is to use bottom-up stock selection to identify investments that demonstrate superior prospects for earnings growth or seem undervalued.


Fiscal Year in Review
All of the major US stock market indexes fell during the 12 months ended May 31, 2002, a period of extreme price volatility. The Fund's unmanaged benchmark Standard & Poor's 500 Index lost 13.9% of its value, while the Dow Jones Industrial Average fell 7.4% and the NASDAQ Composite Index fell 23.4% for the same one-year period. For the year ended May 31, 2002, the Fund's Class I, Class A, Class B and Class C Shares had total returns of -17.37%, -17.53%, -18.16% and -18.16%, respectively. (Investment results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 7 - 9 of this report to shareholders.)

In the first three months of the year ended May 31, 2002, broad stock market indexes were weighed down by fears of a general economic recession and further corporate profit warnings. The terrorist attacks of September 11, 2001 hastened the deterioration in the economic environment, making a recessionary period inevitable. After sharp declines in the stock markets in the immediate aftermath of the attacks, a market bottom was reached on September 21, 2001. Thereafter, a technology-led rally drove stock markets up, and in the calendar fourth quarter of 2001, the NASDAQ Composite Index rose more than 30%.

Economic data in the final months of 2001 painted a mixed picture of the state of the economy. Positive news centered on durable goods orders, which posted a larger-than-expected rise in November (although the report was skewed by aircraft and defense orders) and sales of new homes, which climbed for a second consecutive month. Retail sales were also surprisingly strong, bolstered by aggressive discounting and attractive finance packages. However, growing concerns over job security amid more corporate layoff announcements overshadowed the good news, and consumer confidence sagged once again.

The first quarter of 2002 saw much movement in the US equity markets but the major indexes ended the period little changed overall. Strong economic data confirmed that recovery from the 2001 mild recession was well underway. Gross domestic product (GDP) growth rate rose an unexpectedly strong 1.7% in the fourth quarter of 2001 after shrinking 1.3% in the third quarter. Consumer spending jumped 6.1% in the fourth quarter after rising just 1.0% in the third quarter. Consensus GDP growth forecasts have risen sharply since the start of 2002 and earnings expectations have begun to respond.



May 31, 2002, Mercury U.S. Large Cap Fund


However, first quarter earnings from index heavyweights such as AOL Time Warner Inc. and Bristol-Myers Squibb Company were weaker than investors expected and weighed heavily on the stock markets in April. Disappointing earnings were compounded by lackluster economic news--March durable goods orders and the University of Michigan consumer confidence survey both posted declines from the previous month.

The Fund underperformed its benchmark during the 12-month period ended May 31, 2002. Stock selection was positive in the technology sector as much for the stocks that the Fund avoided (such as EMC Corporation, Nortel Networks Corporation, and JDS Uniphase Corporation) as for those the Fund held (Motorola, Inc. and Texas Instruments Incorporated). Positive performance from our holdings in the utilities sector (Southern Company and Exelon), and the materials stocks (Weyerhaeuser Company and Ecolab, Inc.) also helped performance.

However, good stock selection in these sectors was more than offset by several of our holdings in health care; Bristol-Myers Squibb and Amgen Inc. were both weak performers because of earnings downgrades related to drugs losing patent protection and the threat of generic competition. In the telecommunications sector, our holding in Sprint Corp. hurt performance as it became apparent that the company could come into some funding difficulties during the next two years as cash requirements were predicated on overly optimistic assumptions about the growth of the telecommunications market.

Overall, our sector strategy was positive. Our decision to underweight the consumer discretionary sector had a negative impact, but this was more than offset by our overweighted stance in consumer staples and materials and our underweighted position in telecommunications, the latter continuing to fall on concerns about excess capacity.


Portfolio Activities
We initiated a position in United Parcel Service, Inc., the logistics company. The stock has underperformed Federal Express thus far this year over labor concerns, fears that we believe are already in the price. Its activities are a GDP proxy, and we are attracted to the high returns on invested capital it may generate and the prospect of ultimate index entry.

We also initiated a position in Motorola, Inc., which manufactures wireless telecommunications equipment and semiconductors. Following a meeting with the new chief operating officer, we gained confidence that real management change will lead to a greater focus on shareholder returns. We are also attracted by what we perceive to be close to trough valuation.



May 31, 2002, Mercury U.S. Large Cap Fund


In the industrials sector, we sold United Technologies Corporation on concerns over the extent to which the downturn in the commercial aerospace cycle would impact its aircraft business. We also sold our position in Sprint Corp., given our concerns about the company's financial strength.


In Conclusion
On June 25, 2002, the Fund's shareholders approved a plan of reorganization subject to certain conditions among the Fund, Merrill Lynch Large Cap Core Fund (the "Large Cap Fund") and the Portfolio; whereby, the Large Cap Fund will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly-issued shares of the Large Cap Fund.

We thank you for your investment in Mercury U.S. Large Cap Fund.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Richard Boon)
Richard Boon
Portfolio Manager



July 9, 2002



May 31, 2002, Mercury U.S. Large Cap Fund


FUND PERFORMANCE DATA


ABOUT FUND PERFORMANC

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



May 31, 2002, Mercury U.S. Large Cap Fund


FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS*


                               6-Month        12-Month    Since Inception
As of May 31, 2002           Total Return   Total Return    Total Return

Class I                        -4.49%        -17.37%          -20.91%
Class A                        -4.63         -17.53           -21.55
Class B                        -4.96         -18.16           -23.54
Class C                        -4.96         -18.16           -23.55


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 1/29/99.



May 31, 2002, Mercury U.S. Large Cap Fund


FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Mercury U.S. Large Cap Fund++ Class I and Class A Shares* compared to a similar investment in S&P 500 Index++++. Values illustrated are as follows :


Mercury U.S. Large Cap Fund++
Class I Shares*

Date                       Value

1/29/1999**              $ 9,475.00
May 1999                 $ 9,390.00
May 2000                 $10,754.00
May 2001                 $ 9,068.00
May 2002                 $ 7,493.00


Mercury U.S. Large Cap Fund++
Class A Shares*

Date                       Value

1/29/1999**              $ 9,475.00
May 1999                 $ 9,380.00
May 2000                 $10,716.00
May 2001                 $ 9,013.00
May 2002                 $ 7,433.00


S&P 500 Index++++

Date                       Value

1/29/1999**              $10,000.00
May 1999                 $10,220.00
May 2000                 $11,291.00
May 2001                 $10,099.00
May 2002                 $ 8,698.00



A line graph illustrating the growth of a $10,000 investment in Mercury U.S. Large Cap Fund++ Class B and Class C Shares* compared to a similar investment in S&P 500 Index++++. Values illustrated are as follows :


Mercury U.S. Large Cap Fund++
Class B Shares*

Date                       Value

1/29/1999**              $10,000.00
May 1999                 $ 9,880.00
May 2000                 $11,200.00
May 2001                 $ 9,343.00
May 2002                 $ 7,424.00


Mercury U.S. Large Cap Fund++
Class C Shares*

Date                       Value

1/29/1999**              $10,000.00
May 1999                 $ 9,880.00
May 2000                 $11,200.00
May 2001                 $ 9,342.00
May 2002                 $ 7,645.00


S&P 500 Index++++

Date                       Value

1/29/1999**              $10,000.00
May 1999                 $10,220.00
May 2000                 $11,291.00
May 2001                 $10,099.00
May 2002                 $ 8,698.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Mercury Master U.S. Large Cap Portfolio of Mercury Master Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth. ++++This unmanaged broad-based Index is comprised of 500 common stocks of the largest companies in the United States.

Past performance is not indicative of future results.



May 31, 2002, Mercury U.S. Large Cap Fund


FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended 3/31/02                     -6.15%        -11.08%
Inception (1/29/99) through 3/31/02        -5.53         - 7.12

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended 3/31/02                     -6.40%        -11.31%
Inception (1/29/99) through 3/31/02        -5.76         - 7.35

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

One Year Ended 3/31/02                     -7.16%        -10.87%
Inception (1/29/99) through 3/31/02        -6.49         - 7.35

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended 3/31/02                     -7.16%         -8.09%
Inception (1/29/99) through 3/31/02        -6.49          -6.49

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



May 31, 2002, Mercury U.S. Large Cap Fund


STATEMENT OF ASSETS AND
LIABILITIES


As of May 31, 2002

MERCURY U.S. LARGE CAP FUND
Assets:
Investment in Mercury Master U.S. Large Cap Portfolio,
  at value (identified cost--$357,674,746)                                                 $  357,736,800
                                                                                           --------------
Total assets                                                                                  357,736,800
                                                                                           ==============

Liabilities:
Payables:
  Distributor                                                           $      282,390
  Administrative fees                                                           41,978            324,368
                                                                        --------------
Accrued expenses                                                                                  148,197
                                                                                           --------------
Total liabilities                                                                                 472,565
                                                                                           --------------

Net Assets:
Net assets                                                                                 $  357,264,235
                                                                                           ==============

Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value,
  100,000,000 shares authorized                                                            $          124
Class A Shares of Common Stock, $.0001 par value,
  100,000,000 shares authorized                                                                       395
Class B Shares of Common Stock, $.0001 par value,
  100,000,000 shares authorized                                                                     3,076
Class C Shares of Common Stock, $.0001 par value,
  100,000,000 shares authorized                                                                     1,173
Paid-in capital in excess of par                                                              512,389,167
Accumulated realized capital losses on investments from
  the Portfolio--net                                                    $(155,191,754)
Unrealized appreciation on investments from the
  Portfolio--net                                                                62,054
                                                                        --------------
Total accumulated losses--net                                                               (155,129,700)
                                                                                           --------------
Net assets                                                                                 $  357,264,235
                                                                                           ==============

Net Asset Value:
Class I--Based on net assets of $9,532,258 and
         1,244,455 shares outstanding                                                      $         7.66
                                                                                           ==============
Class A--Based on net assets of $30,052,622 and
         3,945,249 shares outstanding                                                      $         7.62
                                                                                           ==============
Class B--Based on net assets of $230,005,462 and
         30,764,550 shares outstanding                                                     $         7.48
                                                                                           ==============
Class C--Based on net assets of $87,673,893 and
         11,727,636 shares outstanding                                                     $         7.48
                                                                                           ==============


See Notes to Financial Statements.


May 31, 2002, Mercury U.S. Large Cap Fund


STATEMENT OF OPERATIONS


For the Year Ended May 31, 2002

MERCURY U.S. LARGE CAP FUND
Investment Income from the Portfolio--Net:
Investment income allocated from the Portfolio:
Dividends (net of $5,419 foreign withholding tax)                                          $    6,205,865
Interest                                                                                          112,821
Securities lending--net                                                                            19,076
Expenses                                                                                      (2,687,643)
                                                                                           --------------
Net investment income from the Portfolio                                                        3,650,119
                                                                                           --------------

Expenses:
Account maintenance and distribution fees--Class B                      $    2,881,895
Account maintenance and distribution fees--Class C                           1,216,674
Administration fees                                                            697,709
Transfer agent fees--Class B                                                   525,696
Transfer agent fees--Class C                                                   232,286
Registration fees                                                              137,728
Account maintenance fees--Class A                                              103,600
Printing and shareholder reports                                                67,815
Transfer agent fees--Class A                                                    64,895
Professional fees                                                               50,322
Transfer agent fees--Class I                                                    21,742
Other                                                                            9,617
                                                                        --------------
Total expenses                                                                                  6,009,979
                                                                                           --------------
Investment loss--net                                                                          (2,359,860)
                                                                                           --------------

Realized & Unrealized Loss on Investments
from the Portfolio--Net:
Realized loss on investmentsfrom the Portfolio--net                                          (72,125,540)
Change in unrealized appreciation on investments
  from the Portfolio--net                                                                    (28,892,169)
                                                                                           --------------
Total realized and unrealized loss on investments
  from the Portfolio--net                                                                   (101,017,709)
                                                                                           --------------
Net Decrease in Net Assets Resulting from Operations                                       $(103,377,569)
                                                                                           ==============

See Notes to Financial Statements.


May 31, 2002, Mercury U.S. Large Cap Fund


STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY U.S. LARGE CAP FUND
                                                                          For the Year Ended May 31,
Decrease in Net Assets:                                                      2002               2001
Operations:
Investment loss--net                                                    $  (2,359,860)     $  (4,286,799)
Realized loss on investments from the Portfolio--net                      (72,125,540)       (80,179,027)
Change in unrealized appreciation on investments from
  the Portfolio--net                                                      (28,892,169)       (63,725,607)
                                                                        --------------     --------------
Net decrease in net assets resulting from operations                     (103,377,569)      (148,191,433)
                                                                        --------------     --------------

Distributions to Shareholders:
In excess of realized gain on investments from the
Portfolio--net:
  Class I                                                                           --        (4,135,815)
  Class A                                                                           --        (2,977,196)
  Class B                                                                           --       (11,315,696)
  Class C                                                                           --        (5,718,565)
                                                                        --------------     --------------
Net decrease in net assets resulting from distributions
  to shareholders                                                                   --       (24,147,272)
                                                                        --------------     --------------

Capital Share Transactions:
Net decrease in net assets derived from capital
  share transactions                                                     (164,993,329)      (199,043,348)
                                                                        --------------     --------------
Net Assets:
Total decreasein net assets                                              (268,370,898)      (371,382,053)
Beginning of year                                                          625,635,133        997,017,186
                                                                        --------------     --------------
End of year                                                             $  357,264,235     $  625,635,133
                                                                        ==============     ==============

See Notes to Financial Statements.


May 31, 2002, Mercury U.S. Large Cap Fund


FINANCIAL HIGHLIGHTS

MERCURY U.S. LARGE CAP FUND

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                             Class I
                                                                                                For the
                                                                                                 Period
                                                                                                Jan. 29,
                                                                     For the Year              1999++ to
                                                                    Ended May 31,               May 31,
Increase (Decrease) in Net Asset Value:                    2002          2001         2000        1999
Per Share Operating Performance:
Net asset value, beginning of period                     $   9.27     $  11.35     $   9.91      $  10.00
                                                         --------     --------     --------      --------
Investment income--net                                    .03++++      .04++++      .03++++       --+++++
Realized and unrealized gain (loss) on
  investments from the Portfolio--net                      (1.64)       (1.75)         1.41         (.09)
                                                         --------     --------     --------      --------
Total from investment operations                           (1.61)       (1.71)         1.44         (.09)
                                                         --------     --------     --------      --------
Less distributions in excess of realized gain
  on investments from the Portfolio--net                       --        (.37)           --            --
                                                         --------     --------     --------      --------
Net asset value, end of period                           $   7.66     $   9.27     $  11.35      $   9.91
                                                         ========     ========     ========      ========

Total Investment Return:**
Based on net asset value per share                       (17.37%)     (15.68%)       14.53%     (.90%)+++
                                                         ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses++++++                                               .94%         .81%         .78%         .94%*
                                                         ========     ========     ========      ========
Investment income--net                                       .41%         .32%         .27%         .28%*
                                                         ========     ========     ========      ========

Supplemental Data:
Net assets, end of period (in thousands)                 $  9,532     $ 24,905     $127,630      $103,709
                                                         ========     ========     ========      ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.

See Notes to Financial Statements.


May 31, 2002, Mercury U.S. Large Cap Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY U.S. LARGE CAP FUND

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                             Class A
                                                                                                For the
                                                                                                 Period
                                                                                                Jan. 29,
                                                                     For the Year              1999++ to
                                                                    Ended May 31,               May 31,
Increase (Decrease) in Net Asset Value:                    2002          2001         2000        1999
Per Share Operating Performance:
Net asset value, beginning of period                     $   9.24     $  11.31     $   9.90      $  10.00
                                                         --------     --------     --------      --------
Investment income (loss)--net                             .01++++      .01++++  --+++++++++       --+++++
Realized and unrealized gain (loss) on
  investments from the Portfolio--net                      (1.63)       (1.74)         1.41         (.10)
                                                         --------     --------     --------      --------
Total from investment operations                           (1.62)       (1.73)         1.41         (.10)
                                                         --------     --------     --------      --------
Less distributions in excess of realized gain
  on investments from the Portfolio--net                       --        (.34)           --            --
                                                         --------     --------     --------      --------
Net asset value, end of period                           $   7.62     $   9.24     $  11.31      $   9.90
                                                         ========     ========     ========      ========

Total Investment Return:**
Based on net asset value per share                       (17.53%)     (15.89%)       14.24%    (1.00%)+++
                                                         ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses++++++                                              1.19%        1.06%        1.03%        1.19%*
                                                         ========     ========     ========      ========
Investment income (loss)--net                                .17%         .07%         .01%       (.04%)*
                                                         ========     ========     ========      ========

Supplemental Data:
Net assets, end of period (in thousands)                 $ 30,053     $ 59,120     $102,454      $121,826
                                                         ========     ========     ========      ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.

See Notes to Financial Statements.


May 31, 2002, Mercury U.S. Large Cap Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY U.S. LARGE CAP FUND

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                             Class B
                                                                                                For the
                                                                                                 Period
                                                                                                Jan. 29,
                                                                     For the Year              1999++ to
                                                                    Ended May 31,               May 31,
Increase (Decrease) in Net Asset Value:                    2002          2001         2000        1999
Per Share Operating Performance:
Net asset value, beginning of period                     $   9.14     $  11.20     $   9.88      $  10.00
                                                         --------     --------     --------      --------
Investment loss--net                                    (.05)++++    (.07)++++    (.08)++++         (.03)
Realized and unrealized gain (loss) on
  investments from the Portfolio--net                      (1.61)       (1.74)         1.40         (.09)
                                                         --------     --------     --------      --------
Total from investment operations                           (1.66)       (1.81)         1.32         (.12)
                                                         --------     --------     --------      --------
Less distributions in excess of realized gain
  on investments from the Portfolio--net                       --        (.25)           --            --
                                                         --------     --------     --------      --------
Net asset value, end of period                           $   7.48     $   9.14     $  11.20      $   9.88
                                                         ========     ========     ========      ========

Total Investment Return:**
Based on net asset value per share                       (18.16%)     (16.58%)       13.36%    (1.20%)+++
                                                         ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses++++++                                              1.97%        1.83%        1.80%        1.96%*
                                                         ========     ========     ========      ========
Investment loss--net                                       (.60%)       (.69%)       (.75%)       (.82%)*
                                                         ========     ========     ========      ========

Supplemental Data:
Net assets, end of period (in thousands)                 $230,005     $373,778     $508,802      $460,464
                                                         ========     ========     ========      ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.


May 31, 2002, Mercury U.S. Large Cap Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY U.S. LARGE CAP FUND

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                             Class C
                                                                                                For the
                                                                                                 Period
                                                                                                Jan. 29,
                                                                     For the Year              1999++ to
                                                                    Ended May 31,               May 31,
Increase (Decrease) in Net Asset Value:                    2002          2001         2000        1999
Per Share Operating Performance:
Net asset value, beginning of period                     $   9.14     $  11.20     $   9.88      $  10.00
                                                         --------     --------     --------      --------
Investment loss--net                                    (.05)++++    (.07)++++    (.08)++++         (.02)
Realized and unrealized gain (loss) on
  investments from the Portfolio--net                      (1.61)       (1.74)         1.40         (.10)
                                                         --------     --------     --------      --------
Total from investment operations                           (1.66)       (1.81)         1.32         (.12)
                                                         --------     --------     --------      --------
Less distributions in excess of realized gain
  on investments from the Portfolio--net                       --        (.25)           --            --
                                                         --------     --------     --------      --------
Net asset value, end of period                           $   7.48     $   9.14     $  11.20      $   9.88
                                                         ========     ========     ========      ========

Total Investment Return:**
Based on net asset value per share                       (18.16%)     (16.59%)       13.36%    (1.20%)+++
                                                         ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses++++++                                              1.98%        1.84%        1.80%        1.96%*
                                                         ========     ========     ========      ========
Investment loss--net                                       (.61%)       (.70%)       (.76%)       (.82%)*
                                                         ========     ========     ========      ========

Supplemental Data:
Net assets, end of period (in thousands)                 $ 87,674     $167,832     $258,131      $236,776
                                                         ========     ========     ========      ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.


May 31, 2002, Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS


MERCURY U.S. LARGE CAP FUND

1. Significant Accounting Policies:
Mercury U.S. Large Cap Fund (the "Fund") is a part of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master U.S. Large Cap Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at May 31, 2002 was 100%. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.



May 31, 2002, Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2,359,860 have been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .15% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                    Account
                                Maintenance Fee     Distribution Fee

Class A                              .25%                 --
Class B                              .25%               .75%
Class C                              .25%               .75%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2002, FAMD earned underwriting discounts and direct commissions and Merrill Lynch Pierce Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:



May 31, 2002, Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


                                    FAMD              MLPF&S

Class I                            $    1            $    17
Class A                            $1,725            $23,758


For the year ended May 31, 2002, MLPF&S received contingent deferred sales charges of $1,560,561 and $8,562 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Portfolio for the year ended May 31, 2002 were $11,577 and $171,200,933 respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $164,993,329 and $199,043,348 for the years ended May 31, 2002 and May 31, 2001, respectively.

Transactions in capital shares for each class were as follows:




Class I Shares for the Year
Ended May 31, 2002                      Shares       Dollar Amount

Shares sold                               95,871     $      773,612
Shares redeemed                      (1,539,082)       (13,044,136)
                                   -------------     --------------
Net decrease                         (1,443,211)     $ (12,270,524)
                                   =============     ==============



Class I Shares for the Year
Ended May 31, 2001                      Shares       Dollar Amount

Shares sold                            1,244,757     $   13,269,358
Shares issued to shareholders in
reinvestment of distributions             73,730            841,260
                                   -------------     --------------
Total Issued                           1,318,487         14,110,618
Shares redeemed                      (9,873,376)       (96,306,507)
                                   -------------     --------------
Net decrease                         (8,554,889)     $ (82,195,889)
                                   =============     ==============



Class A Shares for the Year
Ended May 31, 2002                      Shares       Dollar Amount

Shares sold                              243,672     $    1,915,988
Automatic conversion of shares             2,246             17,499
                                   -------------     --------------
Total issued                             245,918          1,933,487
Shares redeemed                      (2,700,152)       (21,658,765)
                                   -------------     --------------
Net decrease                         (2,454,234)     $ (19,725,278)
                                   =============     ==============



May 31, 2002, Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Class A Shares for the Year
Ended May 31, 2001                      Shares       Dollar Amount

Shares sold                              701,869     $    7,693,826
Automatic conversion of shares               224              2,316
Shares issued to shareholders in
reinvestment of distributions            210,215          2,396,449
                                   -------------     --------------
Total issued                             912,308         10,092,591
Shares redeemed                      (3,569,040)       (37,207,168)
                                   -------------     --------------
Net decrease                         (2,656,732)     $ (27,114,577)
                                   =============     ==============



Class B Shares for the Year
Ended May 31, 2002                      Shares       Dollar Amount

Shares sold                              808,082     $    6,447,602
Automatic conversion of shares           (2,286)           (17,499)
Shares redeemed                     (10,945,082)       (86,676,156)
                                   -------------     --------------
Net decrease                        (10,139,286)     $ (80,246,053)
                                   =============     ==============



Class B Shares for the Year
Ended May 31, 2001                      Shares       Dollar Amount

Shares sold                            3,218,783     $   34,354,069
Shares issued to shareholders in
reinvestment of distributions            844,574          9,585,919
                                   -------------     --------------
Total issued                           4,063,357         43,939,988
Automatic conversion of shares             (225)            (2,316)
Shares redeemed                      (8,596,973)       (87,568,489)
                                   -------------     --------------
Net decrease                         (4,533,841)     $ (43,630,817)
                                   =============     ==============



Class C Shares for the Year
Ended May 31, 2002                      Shares       Dollar Amount

Shares sold                              404,561     $    3,236,471
Shares redeemed                      (7,042,588)       (55,987,945)
                                   -------------     --------------
Net decrease                         (6,638,027)     $ (52,751,474)
                                   =============     ==============



Class C Shares for the Year
Ended May 31, 2001                      Shares       Dollar Amount

Shares sold                            1,682,071     $   18,270,237
Shares issued to shareholders in
reinvestment of distributions            433,756          4,923,132
                                   -------------     --------------
Total issued                           2,115,827         23,193,369
Shares redeemed                      (6,803,227)       (69,295,434)
                                   -------------     --------------
Net decrease                         (4,687,400)     $ (46,102,065)
                                   =============     ==============



MAY 31, 2002, MERCURY U.S. LARGE CAP FUND


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


5. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended May 31, 2002 and May 31, 2001 was as follows:



                                      5/31/2002        5/31/2001
Distributions paid from:
  Ordinary income                  $          --     $   16,755,880
  Net long-term capital gains                 --          7,391,392
                                   -------------     --------------
Total taxable distributions        $          --     $   24,147,272
                                   =============     ==============


As of May 31, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:


Undistributed ordinary income--net                  $            --
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                                --
Capital loss carryforward                            (141,203,799)*
Unrealized losses--net                               (13,925,901)**
                                                    ---------------
Total accumulated losses--net                       $ (155,129,700)
                                                    ===============


*On May 31, 2002, the Fund had a net capital loss carryforward of approximately $141,203,799, of which $17,112,478 expires in 2009 and $124,091,321 expires 2010. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to distributions applicable to 2002 for tax purposes, the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.


6. Reorganization Plan:
On June 25, 2002, the Fund's shareholders approved a plan of reorganization, subject to certain conditions, among the Fund, Merrill Lynch Large Cap Core Fund (the "Large Cap Fund") and the Portfolio; whereby, the Large Cap Fund will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly-issued shares of the Large Cap Fund.



May 31, 2002, Mercury U.S. Large Cap Fund


INDEPENDENT AUDITORS' REPORT


MERCURY U.S. LARGE CAP FUND

The Board of Directors and Shareholders,
Mercury U.S. Large Cap Fund
(One of the Series constituting Mercury Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Mercury U.S. Large Cap Fund as of May 31, 2002, the related statements of operations for the year then ended, changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury U.S. Large Cap Fund as of May 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
July 12, 2002



May 31, 2002, Mercury U.S. Large Cap Fund


SCHEDULE OF INVESTMENTS

MERCURY MASTER U.S. LARGE CAP PORTFOLIO

                                                                                 In US Dollars
                    Shares                                                                     Percent of
Industry             Held             Common Stocks                      Cost         Value    Net Assets
Aerospace &         80,000   The Boeing Company                     $  3,898,961    $  3,412,000     1.0%
Defense             75,270   General Dynamics
                             Corporation                               6,096,040       7,572,162      2.1
                                                                    ------------    ------------    -----
                                                                       9,995,001      10,984,162      3.1

Air Freight &       69,300   United Parcel Service, Inc.
Logistics                    (Class B)                                 4,144,457       4,184,334      1.2

Airlines           154,450   ++AMR Corporation                         3,392,693       3,235,728      0.9

Banks              119,900   Bank of America Corporation               8,197,896       9,089,619      2.5
                   148,400   The Bank of New York
                             Company, Inc.                             5,131,620       5,386,920      1.5
                    38,100   GreenPoint Financial Corp.                1,878,319       1,949,196      0.6
                   197,000   U.S. Bancorp                              3,948,014       4,659,050      1.3
                   120,400   Washington Mutual, Inc.                   4,382,660       4,679,948      1.3
                   109,480   Wells Fargo Company                       4,901,742       5,736,752      1.6
                                                                    ------------    ------------    -----
                                                                      28,440,251      31,501,485      8.8

Beverages           53,900   Adolph Coors Company
                             (Class B)                                 3,623,460       3,597,286      1.0
                   169,580   PepsiCo, Inc.                             5,948,887       8,814,768      2.5
                                                                    ------------    ------------    -----
                                                                       9,572,347      12,412,054      3.5

Biotechnology       46,300   ++Amgen Inc.                              2,779,296       2,204,806      0.6

Chemicals           82,600   Rohm and Haas Company                     2,181,077       3,112,368      0.9

Commercial         177,600   ++Cendant Corporation                     2,945,198       3,246,528      0.9
Services &          70,400   Ecolab Inc.                               2,628,550       3,356,672      1.0
Supplies           100,970   First Data Corporation                    7,171,587       7,996,824      2.2
                                                                    ------------    ------------    -----
                                                                      12,745,335      14,600,024      4.1

Communications     385,280   ++Cisco Systems, Inc.                     9,053,877       6,075,866      1.7
Equipment          232,300   Motorola, Inc.                            3,142,264       3,714,477      1.0
                                                                    ------------    ------------    -----
                                                                      12,196,141       9,790,343      2.7

Computers &        191,900   ++Dell Computer Corporation               5,403,916       5,152,515      1.4
Peripherals        113,600   Hewlett-Packard Company                   2,059,704       2,168,624      0.6
                    61,900   International Business
                             Machines Corporation                      6,599,862       4,979,855      1.4
                                                                    ------------    ------------    -----
                                                                      14,063,482      12,300,994      3.4



May 31, 2002, Mercury U.S. Large Cap Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                 In US Dollars
                    Shares                                                                     Percent of
Industry             Held             Common Stocks                      Cost         Value    Net Assets
Diversified        200,983   Citigroup Inc.                         $  6,872,079    $  8,678,446     2.4%
Financials          35,720   Fannie Mae                                2,870,763       2,857,957      0.8
                    27,400   The Goldman Sachs
                             Group, Inc.                               2,340,557       2,067,330      0.6
                                                                    ------------    ------------    -----
                                                                      12,083,399      13,603,733      3.8

Diversified        169,500   SBC Communications Inc.                   7,536,231       5,812,155      1.6
Telecommu-         139,280   Verizon Communications                    7,781,544       5,989,040      1.7
nication                                                            ------------    ------------    -----
Services                                                              15,317,775      11,801,195      3.3

Electric Utilities 186,680   The Southern Company                      4,422,527       5,040,360      1.4

Electrical         116,910   Exelon Corporation                        5,776,750       6,253,516      1.8
Equipment

Energy              95,400   ++Noble Corporation                       4,126,050       4,085,028      1.1
Equipment &
Services

Food & Drug        250,760   ++The Kroger Co.                          6,033,013       5,604,486      1.6
Retailing

Health Care         48,800   ++Guidant Corporation                     1,827,101       1,952,000      0.6
Equipment &         94,830   Medtronic, Inc.                           3,906,493       4,376,404      1.2
Supplies                                                            ------------    ------------    -----
                                                                       5,733,594       6,328,404      1.8

Health Care         35,700   CIGNA Corporation                         3,811,486       3,785,985      1.1
Providers &         98,050   HCA Inc.                                  4,438,032       4,817,197      1.3
Services                                                            ------------    ------------    -----
                                                                       8,249,518       8,603,182      2.4

Hotels,             53,000   ++International Game
Restaurants &                Technology                                3,259,473       3,312,500      0.9
Leisure

Household           89,400   Newell Rubbermaid Inc.                    2,406,030       3,053,010      0.9
Durables

Household           86,800   The Procter & Gamble
Products                     Company                                   6,338,198       7,772,940      2.2

Industrial         340,270   General Electric Company                 11,514,751      10,596,008      2.9
Conglomerates      124,800   Tyco International Ltd.                   5,946,815       2,739,360      0.8
                                                                    ------------    ------------    -----
                                                                      17,461,566      13,335,368      3.7



May 31, 2002, Mercury U.S. Large Cap Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                 In US Dollars
                    Shares                                                                     Percent of
Industry             Held             Common Stocks                      Cost         Value    Net Assets
Insurance           82,600   The Allstate Corporation               $  2,672,643    $  3,178,448     0.9%
                    32,352   American International
                             Group, Inc.                               1,749,796       2,166,613      0.6
                    21,000   Marsh & McLennan
                             Companies, Inc.                           2,093,003       2,118,900      0.6
                    69,000   ++Prudential Financial, Inc.              2,062,455       2,379,810      0.7
                    26,600   The St. Paul Companies, Inc.              1,149,476       1,133,426      0.3
                                                                    ------------    ------------    -----
                                                                       9,727,373      10,977,197      3.1

Leisure            194,800   Mattel, Inc.                              4,064,620       4,137,552      1.2
Equipment &
Products

Machinery           42,900   Ingersoll-Rand Company (Class A)          2,100,440       2,160,015      0.6
                    38,880   Parker-Hannifin Corporation               1,452,281       1,905,120      0.5
                                                                    ------------    ------------    -----
                                                                       3,552,721       4,065,135      1.1

Media              146,010   ++AOL Time Warner Inc.                    5,769,903       2,730,387      0.8
                    94,490   ++Clear Channel
                             Communications, Inc.                      4,813,013       5,029,703      1.4
                    30,600   The McGraw-Hill
                             Companies, Inc.                           2,029,022       1,931,778      0.5
                    72,270   Omnicom Group Inc.                        6,243,266       6,241,960      1.8
                   111,970   ++Viacom, Inc. (Class B)                  5,605,334       5,482,051      1.5
                                                                    ------------    ------------    -----
                                                                      24,460,538      21,415,879      6.0

Multiline Retail     5,580   The May Department
                             Stores Company                              213,675         196,304      0.0
                    70,600   Sears, Roebuck & Co.                      3,782,444       4,168,930      1.2
                   152,360   Wal-Mart Stores, Inc.                     6,671,036       8,242,676      2.3
                                                                    ------------    ------------    -----
                                                                      10,667,155      12,607,910      3.5

Oil & Gas           61,030   ChevronTexaco Corporation                 5,138,311       5,324,868      1.5
                   228,380   Exxon Mobil Corporation                   7,492,235       9,119,213      2.5
                                                                    ------------    ------------    -----
                                                                      12,630,546      14,444,081      4.0

Paper &             46,280   Weyerhaeuser Company                      2,556,507       3,031,340      0.8
Forest Products

Personal            91,580   The Estee Lauder
Products                     Companies Inc. (Class A)                  3,984,043       3,365,565      0.9



May 31, 2002, Mercury U.S. Large Cap Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                 In US Dollars
                    Shares                                                                     Percent of
Industry             Held             Common Stocks                      Cost         Value    Net Assets
Pharmaceuticals     58,700   Abbott Laboratories                    $  3,367,348    $  2,788,250     0.8%
                    91,740   Bristol-Myers Squibb Company              4,725,506       2,854,949      0.8
                    79,900   Johnson & Johnson                         5,113,887       4,901,865      1.4
                    40,090   Merck & Co., Inc.                         2,577,085       2,289,139      0.6
                   244,940   Pfizer Inc.                               6,434,721       8,474,924      2.4
                    63,740   Wyeth                                     3,768,001       3,537,570      1.0
                                                                    ------------    ------------    -----
                                                                      25,986,548      24,846,697      7.0

Road & Rail        121,000   Burlington Northern
                             Santa Fe Corp.                            3,305,805       3,424,300      1.0
                    43,400   Union Pacific Corporation                 2,558,929       2,657,816      0.7
                                                                    ------------    ------------    -----
                                                                       5,864,734       6,082,116      1.7

Semi-conductor     204,290   Intel Corporation                         6,628,338       5,636,361      1.6
Equipment &         49,400   Linear Technology Corporation             2,019,822       1,839,656      0.5
Products            75,800   ++Teradyne, Inc.                          2,464,645       2,052,664      0.6
                    58,110   Texas Instruments Incorporated            1,343,962       1,666,014      0.4
                                                                    ------------    ------------    -----
                                                                      12,456,767      11,194,695      3.1

Software           306,791   ++Microsoft Corporation                  18,488,022      15,615,662      4.4
                   376,270   ++Oracle Corporation                      5,946,667       2,972,533      0.8
                    79,700   ++PeopleSoft, Inc.                        1,910,074       1,636,241      0.5
                                                                    ------------    ------------    -----
                                                                      26,344,763      20,224,436      5.7

Specialty          102,850   The Home Depot, Inc.                      3,919,553       4,287,816      1.2
Retail             191,100   ++Office Depot, Inc.                      3,812,712       3,493,308      1.0
                   213,800   The TJX Companies, Inc.                   4,102,052       4,509,042      1.2
                                                                    ------------    ------------    -----
                                                                      11,834,317      12,290,166      3.4

Tobacco            196,310   Philip Morris Companies
                             Inc.                                      8,002,622      11,238,747      3.1
                    74,400   UST Inc.                                  2,966,035       2,851,752      0.8
                                                                    ------------    ------------    -----
                                                                      10,968,657      14,090,499      3.9

Trading             47,400   W. W. Grainger, Inc.                      2,506,267       2,492,292      0.7
Companies &
Distributors

                             Total Common Stocks                     358,323,529     358,385,580    100.2



May 31, 2002, Mercury U.S. Large Cap Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                 In US Dollars
                     Face                                                                      Percent of
                    Amount        Short-Term Securities                  Cost         Value    Net Assets
Commercial      $1,687,000   General Motors Acceptance
Paper*                       Corp., 1.91% due 6/03/2002             $  1,686,821    $  1,686,821     0.5%

                             Total Short-Term Securities               1,686,821       1,686,821      0.5

                             Total Investments                      $360,010,350     360,072,401    100.7
                                                                    ============
                             Liabilities in Excess of
                             Other Assets                                            (2,335,520)    (0.7)
                                                                                    ------------   ------
                             Net Assets                                             $357,736,881   100.0%
                                                                                    ============   ======

*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
++Non-income producing security.

See Notes to Financial Statements.


May 31, 2002, Mercury U.S. Large Cap Fund


STATEMENT OF ASSETS AND
LIABILITIES


As of May 31, 2002

MERCURY MASTER U.S. LARGE CAP PORTFOLIO
Assets:
Investments, at value (including securities loaned
  of $38,890,593)(identified cost--$360,010,350)                                           $  360,072,401
Investments held as collateral for loaned securities, at value                                 39,512,700
Cash                                                                                                  515
Receivables:
  Dividends                                                             $      488,923
  Loaned securities                                                              8,672
  Contributions                                                                  2,560            500,155
                                                                        --------------     --------------
Total assets                                                                                  400,085,771
                                                                                           --------------

Liabilities:
Collateral on securities loaned at value                                                       39,512,700
Payables:
  Withdrawals                                                                1,376,990
  Securities purchased                                                       1,256,982
  Investment adviser                                                           140,046          2,774,018
                                                                        --------------
Accrued expenses                                                                                   62,172
                                                                                           --------------
Total liabilities                                                                              42,348,890
                                                                                           --------------

Net Assets:
Net assets                                                                                 $  357,736,881
                                                                                           ==============

Net Assets Consist of:
Investors' capital                                                                         $  357,674,830
Unrealized appreciation on investments--net                                                        62,051
                                                                                           --------------
Net assets                                                                                 $  357,736,881
                                                                                           ==============

See Notes to Financial Statements.


May 31, 2002, Mercury U.S. Large Cap Fund


STATEMENT OF OPERATIONS


For the Year Ended May 31, 2002

MERCURY MASTER U.S. LARGE CAP PORTFOLIO
Investment Income:
Dividends (net of $5,419 foreign withholding tax)                                          $    6,205,865
Interest                                                                                          112,821
Securities lending--net                                                                            19,076
                                                                                           --------------
Total income                                                                                    6,337,762
                                                                                           --------------

Expenses:
Investment advisory fees                                                $    2,327,573
Accounting services                                                            197,132
Professional fees                                                               55,722
Custodian fees                                                                  47,337
Trustees' fees and expenses                                                     27,980
Printing and shareholder reports                                                 9,046
Other                                                                           22,852
                                                                        --------------
Total expenses                                                                                  2,687,642
                                                                                           --------------
Investment income--net                                                                          3,650,120
                                                                                           --------------

Realized & Unrealized Loss on Investments--Net:
Realized loss on investments--net                                                            (72,125,552)
Change in unrealized appreciation on investments--net                                        (28,892,173)
                                                                                           --------------
Total realized and unrealized loss on investments--net                                      (101,017,725)
                                                                                           --------------
Net Decrease in Net Assets Resulting from Operations                                       $ (97,367,605)
                                                                                           ==============

See Notes to Financial Statements.


May 31, 2002, Mercury U.S. Large Cap Fund


STATEMENTS OF CHANGES
IN NET ASSETS


MERCURY MASTER U.S. LARGE CAP PORTFOLIO
                                                                            For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                           2002               2001
Operations:
Investment income--net                                                  $    3,650,120     $    5,133,948
Realized loss on investments--net                                         (72,125,552)       (80,179,037)
Change in unrealized appreciation on investments--net                     (28,892,173)       (63,725,616)
                                                                        --------------     --------------
Net decrease in net assets resulting from operations                      (97,367,605)      (138,770,705)
                                                                        --------------     --------------

Capital Transactions:
Proceeds from contributions                                                 12,396,599         73,366,321
Fair value of withdrawals                                                (183,585,955)      (306,115,769)
                                                                        --------------     --------------
Net decrease in net assets derived from net capital
  contributions                                                          (171,189,356)      (232,749,448)
                                                                        --------------     --------------

Net Assets:
Total decrease in net assets                                             (268,556,961)      (371,520,153)
Beginning of year                                                          626,293,842        997,813,995
                                                                        --------------     --------------
End of year                                                             $  357,736,881     $  626,293,842
                                                                        ==============     ==============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

MERCURY MASTER U.S. LARGE CAP PORTFOLIO

The following ratios have been derived from information provided in the financial statements.


                                                                                                For the
                                                                                                 Period
                                                                                                Jan. 29,
                                                                                               1999++ to
                                                              For the Year Ended May 31,        May 31,
                                                           2002          2001         2000        1999
Total Investment Return:                                 (16.60%)           --           --            --
                                                         ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses                                                     .58%         .55%         .53%         .54%*
                                                         ========     ========     ========      ========
Investment income--net                                       .78%         .59%         .52%         .61%*
                                                         ========     ========     ========      ========

Supplemental Data:
Net assets, end of period (in thousands)                 $357,737     $626,294     $977,814      $923,800
                                                         ========     ========     ========      ========
Portfolio turnover                                         94.69%       60.53%       86.47%        17.13%
                                                         ========     ========     ========      ========

*Annualized.
++Commencement of operations.

See Notes to Financial Statements.


May 31, 2002, Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS


MERCURY MASTER U.S. LARGE CAP PORTFOLIO

1. Significant Accounting Policies:
Mercury Master U.S. Large Cap Portfolio (the "Portfolio") is part of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



May 31, 2002, Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.



May 31, 2002, Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Mercury Advisors, an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

Mercury Advisors is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .50% of the average daily value of the Portfolio's net assets. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. Mercury Advisors has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that Mercury Advisors actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment cash collateral. QA Advisors may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of May 31, 2002, cash collateral of $38,736,400 all was invested in the Merrill Lynch Premier Institutional Fund. For the year ended May 31, 2002, QA Advisors received $287 in securities lending agent fees.



May 31, 2002, Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


In addition, MLPF&S received $75,658 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended May 31, 2002.

For the year ended May 31, 2002, the Fund reimbursed FAM $24,264 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Funds, Inc., Mercury Advisors, FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2002 were $436,740,843 and $591,899,040, respectively.

Net realized losses for the year ended May 31, 2002 and net unrealized gains as of May 31, 2002 were as follows:


                                      Realized          Unrealized
                                       Losses             Gains

Long-term investments             $ (72,125,552)     $       62,051
                                  --------------     --------------
Total                             $ (72,125,552)     $       62,051
                                  ==============     ==============


As of May 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $4,344,000, of which $29,357,311 related to appreciated securities and $33,701,311 related to depreciated securities. At May 31, 2002, the aggregate cost of investments for Federal income tax purposes was $364,416,401.


4. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by Mercury Advisors and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2002.



May 31, 2002, Mercury U.S. Large Cap Fund


INDEPENDENT AUDITORS' REPORT


MERCURY MASTER U.S. LARGE CAP PORTFOLIO

The Board of Trustees and Investors,
Mercury Master U.S. Large Cap Portfolio
(One of the Series constituting Mercury Master Trust):

We have audited the accompanying statement of assets and liabilities of Mercury Master U.S. Large Cap Portfolio, including the schedule of investments, as of May 31, 2002, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Master U.S. Large Cap Portfolio as of May 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
July 12, 2002



May 31, 2002, Mercury U.S. Large Cap Fund


OFFICERS AND DIRECTORS

INTERESTED DIRECTOR

                                                                                            Number of
                                                                                          Portfolios in   Other
                        Position(s)  Length                                                Fund Complex   Directorships
                        Held         of Time                                               Overseen by    Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years    Director     Director
Terry K. Glenn*         President    1999 to  Chairman, Americas Region since 2001, and     127 Funds     None
800 Scudders Mill Road  and          present  Executive Vice President since 1983 of      184 Portfolios
Plainsboro, NJ 08536    Director              Fund Asset Management, L.P. ("FAM") and
Age: 61                                       Merrill Lynch Investment Managers, L.P.
                                              ("MLIM"); President of Merrill Lynch
                                              Mutual Funds since 1999; President of
                                              FAM Distributors, Inc. ("FAMD") since
                                              1986 and Director thereof since 1991;
                                              Executive Vice President and Director
                                              of Princeton Services, Inc. ("Princeton
                                              Services") since 1993; President of
                                              Princeton Administrators, L.P. since
                                              1988; Director of Financial Data
                                              Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



INDEPENDENT DIRECTORS
                                                                                            Number of
                                                                                          Portfolios in   Other
                        Position(s)  Length                                                Fund Complex   Directorships
                        Held         of Time                                               Overseen by    Held by
Name, Address & Age     with Fund    Served*  Principal Occupation(s) During Past 5 Years    Director     Director
David O. Beim           Director     1998 to  Professor of Finance and Economics at          16 Funds     Outward
Columbia University                  present  the Columbia University Graduate School      8 Portfolios   Bound USA
410 Uris Hall                                 of Business since 1991.                                     and Wave
New York, NY 10027                                                                                        Hill, Inc.
Age: 61


James T. Flynn          Director     1996 to  Retired.                                       16 Funds     None
340 East 72nd Street                 present                                               8 Portfolios
New York, NY 10021
Age: 62


W. Carl Kester          Director     1998 to  Industrial Bank of Japan Professor of          16 Funds     Adept Inc.
Harvard Business School              present  Finance, Senior Associate Dean and           8 Portfolios   and Security
Morgan Hall 393                               Chairman of the MBA Program of Harvard                      Leasing
Soldiers Field                                University Graduate School of Business                      Partners
Boston, MA 02163                              Administration since 1999; James R.
Age: 49                                       Williston Professor of Business
                                              Administration of Harvard University
                                              Graduate School of Business from
                                              1997 to 1999.



May 31, 2002, Mercury U.S. Large Cap Fund


OFFICERS AND DIRECTORS (CONCLUDED)

INDEPENDENT DIRECTORS (CONCLUDED)

                                                                                            Number of
                                                                                          Portfolios in   Other
                        Position(s)  Length                                                Fund Complex   Directorships
                        Held         of Time                                               Overseen by    Held by
Name, Address & Age     with Fund    Served*  Principal Occupation(s) During Past 5 Years    Director     Director
Karen P. Robards        Director     1998 to  President, Robards & Company.                  16 Funds     Enable Medical
Robards & Company                    present                                               8 Portfolios   Corp. and
173 Riverside Drive                                                                                       AtriCure, Inc.
New York, NY 10024
Age: 51


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



FUND OFFICERS

                        Position(s)   Length
                        Held          of Time
Name, Address & Age     with Fund     Served*   Principal Occupation(s) During Past 5 Years
Donald C. Burke         Vice          1998 to   First Vice President of FAM and MLIM since 1997 and the Treasurer
P.O. Box 9011           President     present   thereof since 1999; Senior Vice President and Treasurer of Princeton
Princeton,              and           and       Services since 1999; Vice President of FAMD since 1999; Vice President
NJ 08543-9011           Treasurer     1999 to   of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since
Age: 41                               present   1990.


Peter John Gibbs        Senior Vice   1998 to   Chairman and Chief Executive Officer of Merrill Lynch International
33 King William Street  President     present   since 1998; Director of Mercury Asset Management International Channel
London, EC4R 9AS                                Islands Ltd. since 1997.
England
Age: 43


Susan B. Baker          Secretary     2002 to   Director (Legal Advisory) of the Manager since 1999; Vice President of
P.O. Box 9011                         present   the Manager from 1993 to 1999; attorney associated with the Manager since
Princeton, NJ 08543-9011                        1987.
Age: 44


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
888-763-2260



May 31, 2002, Mercury U.S. Large Cap Fund